Tri-Continental Corporation

To the Stockholders:

     Your first quarter Stockholder report for Tri-Continental Corporation follows this letter. This report contains Tri-Continental’s investment results and portfolio of investments.

     For the three months ended March 31, 2004, Tri-Continental posted a total return of 5.12% based on market price and 3.05% based on net asset value. During the same time period, the S&P 500 returned 1.69%, and the Lipper Closed-End Growth & Income Funds Average returned 3.47%.

     Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

April 30, 2004

Tri-Continental Corporation

Investment Results Per Common Share (unaudited)

TOTAL RETURNS
For Periods Ended March 31, 2004

		Average Annual

	Three	One	Five	Ten
	Months*	Year	Years	Years

Market Price**	5.12%	35.64%	(2.68)%	8.67%
Net Asset Value**	3.05	35.55	(3.19)	9.61
Lipper Closed-End
Growth & Income
Funds Average***	3.47	39.89	2.54	8.59
S&P 500***	1.69	35.11	(1.21)	11.68

PRICE PER SHARE
	March 31, 2004	December 31, 2003

Market Price	$17.20	$16.40
Net Asset Value	20.10	19.55

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For the Three Months Ended March 31, 2004
	Capital Gain

Dividends Paid†	Realized††	Unrealized†††	SEC Yield ø

$0.04	$0.34	$2.05	0.95%

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance quoted above.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.
***	The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. The Lipper Closed-End Growth & Income Funds Average measures the performance of closed-end mutual funds with objectives similar to the Corporation. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

†	Preferred Stockholders were paid dividends totaling $0.625 per share.
††	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future capital gains.
†††	Represents the per share amount of net unrealized appreciation of portfolio securities as of March 31, 2004.
ø	Current yield, representing the annualized yield for the 30-day period ended March 31, 2004, has been computed in accordance with SEC regulations and will vary.

Tri-Continental Corporation

Largest Portfolio Changes (unaudited)
January 1, 2004 to March 31, 2004

Largest Purchases	Largest Sales
Verizon Communications Inc.*	SPDR Trust, Series 1
Merck & Co., Inc.*	Weyerhaeuser Company
Carnival Corporation*	Royal Caribbean Cruises Ltd.
Autodesk, Inc.*	eBay Inc.
Bank of New York Company, Inc. (The)*	Altria Group, Inc.
Coca-Cola Company (The)*	Aventis (ADR)**
General Electric Company	BHP Billiton Ltd. (ADR)**
Novartis (ADR)	Freeport-McMoRan Copper & Gold, Inc. Class “B”
American Tower Corporation*	Dean Foods Company
Andrew Corporation*	Forest Laboratories, Inc.

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

10 Largest Equity Holdings (unaudited)
March 31, 2004

Security	Value	Percent of Net Assets

Citigroup Inc.	$88,108,691	3.7
General Electric Company	81,785,970	3.4
Microsoft Corporation	67,058,641	2.8
Exxon Mobil Corporation	63,708,602	2.7
Pfizer Inc.	62,803,922	2.6
Wal-Mart Stores, Inc.	60,807,397	2.6
Altria Group, Inc.	53,822,736	2.3
American International Group, Inc.	50,280,345	2.1
International Business
Machines Corporation	45,921,837	1.9
Goldman Sachs Group, Inc. (The)	42,668,715	1.8

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2004

	Shares	Value

COMMON STOCKS 98.7%
AUTOMOBILES AND
COMPONENTS 1.0%
Lear Corporation	379,400	$23,507,624

BANKS 6.2%
Bank of America Corporation	208,520	16,885,950
Fannie Mae	257,500	19,145,125
Freddie Mac	223,700	13,211,722
Radian Group Inc.	285,800	12,175,080
U.S. Bancorp	1,284,430	35,514,490
Wachovia Corporation	804,763	37,823,861
Wells Fargo & Company	209,800	11,889,366

		146,645,594

CAPITAL GOODS 10.3%
Deere & Company	167,100	11,581,701
General Dynamics Corporation	261,000	23,315,130
General Electric Company	2,679,750	81,785,970
Illinois Tool Works Inc.	375,680	29,765,126
L-3 Communications
Holdings, Inc.	465,300	27,676,044
Masco Corporation	728,000	22,160,320
Parker Hannifin Corporation	228,300	12,898,950
Tyco International Ltd.	1,281,040	36,701,796

		245,885,037

CHEMICALS 1.1%
Praxair, Inc.	675,600	25,078,272

COMMERCIAL SERVICES
AND SUPPLIES 1.0%
ServiceMaster Company (The)	2,008,200	24,118,482

COMMUNICATIONS
EQUIPMENT 1.8%
Andrew Corporation*	712,300	12,468,812
Cisco Systems, Inc.*	1,278,680	30,074,554

		42,543,366

COMPUTERS AND
PERIPHERALS 4.1%
Dell Inc. *	1,093,260	$36,749,935
Hewlett-Packard Company	710,130	16,219,369
International Business
Machines Corporation	500,020	45,921,837

		98,891,141

CONSUMER DURABLES
AND APPAREL 0.6%
Pulte Homes, Inc.	264,500	14,706,200

CONSUMER STAPLES 8.7%
Altria Group, Inc.	988,480	53,822,736
Coca-Cola Company (The)	356,300	17,921,890
Dean Foods Company*	565,100	18,874,340
PepsiCo, Inc.	467,000	25,147,950
Procter & Gamble
Company (The)	291,056	30,525,953
Wal-Mart Stores, Inc.	1,018,720	60,807,397

		207,100,266

DIVERSIFIED
FINANCIALS 11.5%
American Express Company	296,330	15,364,711
Bank of New York
Company, Inc. (The)	566,100	17,832,150
Capital One Financial
Corporation	128,900	9,722,927
Citigroup Inc.	1,704,230	88,108,691
Goldman Sachs
Group, Inc. (The)	408,900	42,668,715
MBNA Corporation	651,500	18,000,945
Merrill Lynch	657,100	39,136,876
J.P. Morgan Chase & Co.	616,500	25,862,175
Morgan Stanley	303,270	17,377,371

		274,074,561

ELECTRONIC EQUIPMENT
AND INSTRUMENTS 1.0%
Jabil Circuit, Inc.*	822,940	24,219,124

See footnotes on page 6.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2004

	Shares	Value

ENERGY 7.2%
BP p.l.c (ADR) (United
Kingdom)	433,800	$22,210,560
ChevronTexaco Corporation	197,100	17,301,438
ConocoPhillips	239,403	16,712,723
Exxon Mobil Corporation	1,531,825	63,708,602
Noble Corporation*	186,300	7,157,646
Noble Energy, Inc.	294,680	13,879,428
Occidental Petroleum
Corporation	304,200	14,008,410
Rowan Companies, Inc.*	384,900	8,117,541
Weatherford International Ltd.*	222,900	9,368,487

		172,464,835

HEALTH CARE EQUIPMENT
AND SERVICES 2.4%
Aetna Inc.	236,200	21,191,864
Anthem, Inc.*	84,400	7,650,016
Laboratory Corporation of
America Holdings*	161,900	6,354,575
Medtronic, Inc.	280,000	13,370,000
St. Jude Medical, Inc.*	110,400	7,959,840

		56,526,295

HOTELS, RESTAURANTS
AND LEISURE 3.6%
Carnival Corporation	468,700	21,049,317
International Game Technology	472,100	21,225,616
Royal Caribbean Cruises Ltd.	508,950	22,444,695
Wendy’s International, Inc.	526,100	21,407,009

		86,126,637

INSURANCE 5.1%
American International
Group, Inc.	704,700	50,280,345
Hartford Financial
Services Group, Inc.	212,400	13,529,880
PartnerRe Ltd.	219,700	12,402,065
Prudential Financial, Inc.	782,400	35,035,872
XL Capital Ltd. Class “A”	149,700	11,383,188

		122,631,350

MEDIA 3.4%
Clear Channel
Communications, Inc.	545,200	$23,089,220
Time Warner Inc.*	1,291,100	21,767,946
Tribune Company	483,000	24,362,520
Univision Communications Inc.
Class “A”*	373,300	12,322,633

		81,542,319

METALS AND MINING 1.0%
Freeport-McMoRan
Copper & Gold, Inc.
Class “B”	603,200	23,579,088

PAPER AND FOREST
PRODUCTS 0.5%
Weyerhaeuser Company	189,020	12,380,810

PHARMACEUTICALS AND
BIOTECHNOLOGY 10.4%
Amgen Inc.*	289,100	16,809,719
Biogen Idec Inc.*	152,295	8,468,363
Forest Laboratories, Inc.*	74,500	5,335,690
Gilead Sciences, Inc.*	211,800	11,813,145
Johnson & Johnson	663,263	33,640,699
MedImmune, Inc.*	405,700	9,365,585
Merck & Co., Inc.	505,900	22,355,721
Novartis (ADR) (Switzerland)	851,500	36,273,900
Onyx Pharmaceuticals, Inc.*	125,300	5,063,373
Pfizer Inc.	1,791,838	62,803,922
Teva Pharmaceutical
Industries Ltd.
(ADR) (Israel)	225,080	14,259,943
Watson Pharmaceutical, Inc.*	130,600	5,588,374
Wyeth	414,300	15,556,965

		247,335,399

REAL ESTATE 0.7%
Apartment Investment &
Management Company
Class “A”	501,600	15,594,744

See footnotes on page 6.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2004

	Shares	Value

RETAILING 2.7%
Advance Auto Parts, Inc.*	340,200	$13,835,934
eBay Inc.*	147,560	10,225,170
Michaels Stores, Inc.	504,500	24,528,790
Target	372,300	16,768,392

		65,358,286

SEMICONDUCTORS AND
SEMICONDUCTOR
EQUIPMENT 3.3%
Intel Corporation	1,177,590	32,036,336
National Semiconductor
Corporation*	632,300	28,093,089
Taiwan Semiconductor
Manufacturing Company
Ltd. (ADR) (Taiwan)*	1,872,700	19,550,988

		79,680,413

SOFTWARE AND
SERVICES 7.5%
Autodesk, Inc.	697,000	22,046,110
Electronic Arts Inc.*	439,600	23,723,014
Microsoft Corporation	2,683,956	67,058,641
Oracle Corporation*	1,880,000	22,625,800
Symantec Corporation*	690,800	31,980,586
Synopsys, Inc.*	366,900	10,627,257

		178,061,408

TELECOMMUNICATION
SERVICES 2.2%
American Tower Corporation*	1,099,100	12,474,785
Crown Castle International
Corp.*	895,200	11,306,376
Verizon Communications Inc.	798,200	29,166,228

		52,947,389

UTILITIES 0.9%
Dominion Resources, Inc.	72,600	4,668,180
Duke Energy Corporation	744,700	16,830,220

		21,498,400

	Principal Amount
	or Shares		Value

MISCELLANEOUS 0.5%
SPDR Trust, Series 1	104,300	shs.	$11,802,588

TOTAL COMMON STOCKS
(Cost $2,111,132,887)			2,354,299,628

TRI-CONTINENTAL
FINANCIAL
DIVISION 0.1%
WCAS Capital
Partners II, L.P.†	$4,727,686		2,408,236
Whitney Subordinated
Debt Fund, L.P.†	2,464,665		1,193,391

TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION
(Cost $7,192,351)			3,601,627

SHORT-TERM HOLDING 2.1%
(Cost $50,389,000)			50,389,000

TOTAL
INVESTMENTS 100.9%
(Cost $2,168,714,238)			2,408,290,255
OTHER ASSETS
LESS LIABILITIES (0.9)%			(21,819,879

NET ASSETS 100.0%			$2,386,470,376

* Non-income producing security.
† Restricted security.

Note: Investments in common stocks, American Depositary Receipts
(ADR), limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair values determined in accordance with procedures approved by the
Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securi-
ties, at the mean of bid and ask prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient. Please consult Tri-Continental’s prospectus for the terms and conditions of these services.

Automatic Dividend Investment and Cash Purchase Plan. Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation. Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70 1 / 2 may contribute up to $3,000 per year to a Traditional IRA for 2004. A working or non-working spouse may also contribute up to $3,000 to a separate Traditional IRA for 2004. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2004 is less than $45,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $65,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $3,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $3,000 in any year. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditonal IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1 / 2 , for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike

Tri-Continental Corporation

Stockholder Services (continued)

a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1 / 2 (if you have earned income), and you are not required to take minimum distributions at age 70 1 / 2 . You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $41,000 per participant. For retirement plan purposes, no more than $205,000 may be taken into account as earned income under the plan in 2004. Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

Stock Repurchase Program. On November 20, 2003, the Board of Directors authorized the renewal of Tri-

Continental’s ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 5.0% of the Corporation’s shares over a 12-month period, provided that the discount of a share’s market price to its net asset value (“NAV”) remains greater than 10%. The stock repurchase plan seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of outstanding shares, reduce the dilutive impact on Stockholders who do not take capital gains distributions in additional shares, and increase the liquidity of Tri-Continental’s common stock.

     Between November 20, 2003 and March 31, 2004, 2.4 million shares were repurchased. This is approximately 2.0% of the shares outstanding at the beginning of the period. The repurchase of additional shares is expected to continue through November 2004, as long as the discount remains above 10%.

Tri-Continental Corporation

Board of Directors

Robert B. Catell (3,4)		William C. Morris (1)
Chairman, Chief Executive Officer and Director,		Chairman of the Board,
KeySpan Corporation		J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
John R. Galvin (2,4)
Dean Emeritus, Fletcher School of Law and		Leroy C. Richie (2,4)
Diplomacy at Tufts University		Chairman and Chief Executive Officer,
Q Standards Worldwide, Inc.
Alice S. Ilchman (3,4)		Director, Kerr-McGee Corporation
President Emerita, Sarah Lawrence College
Trustee, Committee for Economic		Robert L. Shafer (3,4)
Development		Retired Vice President, Pfizer Inc.

Frank A. McPherson (3,4)		James N. Whitson (2,4)
Retired Chairman of the Board and		Retired Executive Vice President and Chief Operating
Chief Executive Officer, Kerr-McGee Corporation		Officer, Sammons Enterprises, Inc.
Director, ConocoPhillips		Director, CommScope, Inc.
Director, Integris Health
Brian T. Zino (1)
John E. Merow (2,4)		Director and President,
Retired Chairman and Senior Partner,		J. & W. Seligman & Co. Incorporated
Sullivan & Cromwell LLP		Chairman, Seligman Data Corp.
Director, Commonwealth Industries, Inc.		Chairman, ICI Mutual Insurance Company
Trustee, New York-Presbyterian Hospital		Member of the Board of Governors,
Investment Company Institute
Betsy S. Michel (2,4)
Trustee, The Geraldine R. Dodge Foundation

	Member:	(1) Executive Committee
(2) Audit Committee
(3) Director Nominating Committee
(4) Board Operations Committee

Tri-Continental Corporation

Executive Officers

William C. Morris	Richard R. Schmaltz
Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel
President and Chief Executive Officer	Vice President and Treasurer

Charles W. Kadlec	Frank J. Nasta
Vice President	Secretary

Thomas G. Rose
Vice President

For More Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue	(800) 445-1777	Retirement Plan Services
New York, NY 10017	(212) 682-7600	Outside the United States
	(800) 622-4597	24-Hour Automated
Stockholder Service Agent		Telephone Access Service
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Tri-Continental Corporation
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
INVESTMENT MANAGERS AND ADVISORS
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

This report is intended only for the information of Stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

CETRI3a 3/04

First Quarter Report 2004

Tri-Continental
Corporation

an investment you can live with